UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) August 1, 2005

                        Commission File Number 000-32193

                           E. J. NAK MATTRESS COMPANY
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             UTAH                                               87-0369125
-------------------------------                           ----------------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                       Box 72, Ardrossan, Alberta, Canada
                       -----------------------------------
                    (Address of principal executive offices)

                                     T8E 2A1
                                   ----------
                                   (Zip Code)

                                 (780) 992-3267
                 ----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

         On August 1, 2005, the Company sold 4,500,000 shares of restricted Company common stock to ten investors pursuant to Regulation S of the Securities Act of 1933, for $45,000. The offers and sales made to persons were not made in the United States and no directed selling efforts were made in the United States by the issuer or any person acting on its behalf. The shares were issued subject to the offering restrictions set forth in Rule 903(b)(3), including a one-year distribution compliance period.

         On August 1, 2005, the Company also sold 2,500,000 shares of restricted Company common stock to four investors for $25,000. These shares were issued without registration under the Securities Act in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. No general solicitation or general advertising was made in connection with the offer or sale of these securities. A legend restricting resales of the shares in accordance with the provisions of Rule 144 was affixed to the certificates issued to these individuals

Item 5.01 Changes in Control of Registrant

         On August 1, 2005, Ernest B. Nak, the Company President, CEO and a director sold 579,500 shares of common stock held by him to two individuals in a private transaction. As a result of the sale of 7,000,000 common shares as discussed above and this transaction, voting control of the Company has changed.

         On August 1, 2005, in accordance with the Company's Bylaws and the Utah Revised Business Corporation Act, the Company's board of directors appointed Warren Jackson to fill a vacancy on the board of directors. Thereafter, Ernest Nak and John Nak, resigned their positions as officers of the Company and the board of directors appointed Warren Jackson to serve as President and Secretary of the Company. Thereafter, Ernest Nak and John Nak resigned as directors of the Company. As a result of the resignations of Ernest and John Nak as officers and directors of the Company, and the appointment of Warren Jackson as the sole officer and director of the Company, management control of the Company has changed.

         The following table sets forth the name and number of shares of the Company's common stock, par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 7,841,992 issued and outstanding shares of the Company's common stock following the transactions discussed herein.

         The term "beneficial owner" refers to both the power of investment and the right to buy and sell shares of the Company. It also refers to rights of ownership or the right to receive distributions from the Company and proceeds from the sale of Company shares. Since these rights may be held or shared by more than one person, each person who has a beneficial ownership interest in shares is deemed to be the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

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


Type of                               Amount & Nature of               % of
Security Name                         Beneficial Ownership            Class
-------- ----                         --------------------            -----

Common   Jackson 3 Farms, Ltd.(1)            2,100,000                 26.8%

Common   Pete Bourdos                        1,390,000                 17.7%

Common   Louise Jackson(2)                   1,000,000                 12.8%
                                             ---------                 ----
                  TOTAL                      4,490,000                 57.3%
                                             =========                 ====
--------------
(1) Jackson 3 Farms, Ltd., an entity controlled by Warren Jackson. Therefore, he may be deemed to have voting and investment power with respect to all shares of record held by Jackson 3 Farms, Ltd.
(2)      Louise Jackson is the wife of Company President and director, Warren
         Jackson.

         The following table sets forth the name and number of shares of the Company's common stock, par value of $0.001 per share, held of record or beneficially of each executive officer and director of the Company and all of the Company's executive officers and directors as a group.

Type of                               Amount & Nature of               % of
Security Name                         Beneficial Ownership            Class
-------- ----                         --------------------            -----

Common   Warren Jackson(1)                  3,100,000                 39.5%
                                            ---------                 ----
All officers and directors
  as a group (1 persons)                    3,100,000                 39.5%
                                            =========                 ====
-----------------
(1) This includes 2,100,000 shares held of record by Jackson 3 Farms, Ltd., an entity controlled by Mr. Jackson and 1,000,000 shares held of record by Louise Jackson, Mr Jackson's wife.

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

Item 5.02 Departure and Appointment of Directors and Principal Officers

         In connection with the transactions discussed above, in accordance with the Company's Bylaws and the Utah Revised Business Corporation Act, as discussed on August 1, 2005, the board of directors appointed Warren Jackson to fill a vacancy on the board of directors. Thereafter, Ernest and John Nak resigned as officers of the Company and the board of directors appointed Warren Jackson as the President and Secretary of the Company. Following these actions Ernest and John Nak tendered their resignations as directors of the Company. Neither Ernest nor John Nak resigned their positions as officers or directors of the Company as the result of any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         Following is a brief description of the business experience of Warren Jackson during the past five years.

         Warren Jackson. For the past 25 years Mr. Jackson has served as the president and director of Jackson 3 Farms, Ltd., a privately held ranching company. During that time, Mr. Jackson has been responsible for overseeing the day-to-day operations of the company. Mr. Jackson served as the president and CEO of Altachem Pharma Ltd., from January 1997 to February 2004. He also served as a director of the same company from January 1996 to February 2004. Altachem Pharma Ltd., is an Alberta-based pharmaceutical company committed to the development and commercialization of new pharmaceutical products, with manufacturing facilities located in Edmonton, Alberta, Canada and Shanghai, China. Altachem Pharma Ltd., is publicly traded on the TSX Venture Exchange. Mr. Jackson is 53 years old.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               E. J. Nak Mattress Company



Date: August 9, 2005                            By: /s/ Warren Jackson
                                                   -----------------------------
                                                   Warren Jackson, President

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